                                                                    EXHIBIT 10.4

================================================================================







                               FIRST AMENDMENT TO
                                CREDIT AGREEMENT


                          Dated as of October 3, 1997


                                    Between

                            SPECIALTY CATALOG CORP.
                        SC CORPORATION, d/b/a SC DIRECT
                              SC PUBLISHING, INC.

                                      and

                                BANKBOSTON, N.A.



================================================================================

                      FIRST AMENDMENT TO CREDIT AGREEMENT



     This FIRST AMENDMENT TO CREDIT AGREEMENT is entered into as of October 3, 1997 by and among SPECIALTY CATALOG CORP., a Delaware corporation (the "Company"), SC CORPORATION, a Delaware corporation d/b/a SC DIRECT ("SC Direct"), and SC PUBLISHING, INC., a Delaware corporation ("SC Publishing") (each a "Borrower" and collectively the "Borrowers"), and DAXBOURNE INTERNATIONAL LIMITED, (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales ("SC (UK)") and BANKBOSTON, N.A. (f/k/a The First National Bank of Boston), a national banking association (the "Bank").


                                    Recitals
                                    --------

     The Borrowers and the Bank are parties to a Credit Agreement dated as of March 12, 1997 as amended (the "Credit Agreement") and desire to amend the Credit Agreement in various respects. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     NOW, THEREFORE, subject to the satisfaction of the conditions to effectiveness specified in Section 12, the Borrowers and the Bank hereby amend the Credit Agreement as follows:


     Section 1.     Title.  The title of the Credit Agreement on the front
                    -----
cover, on page one and in any other instance is hereby deleted in its entirety and a new title substituted therefor as follows:

                   "Credit and Guaranty Agreement"


     Section 2.     Definitions.  Section 1.1 of the Credit Agreement is hereby
                    -----------
amended as follows:

          (a) The definition of "Bank Agreement" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Bank Agreement' shall mean this Agreement, as amended, the
                 --------------
               Revolving Credit Note, the Term Note, the Security Agreements, the Pledge Agreements, the U.K. Credit Agreement and any other present or future agreement from time to time entered into between the Company or any Subsidiary and the Bank, each as from time to time amended or supplemented, and all statements, reports and certificates delivered by the Company or any Subsidiary to the Bank in connection therewith."

          (b) The definition of "Bank Obligations" is hereby deleted in its entirety and a new definition substituted therefor as follows:

              "'Bank Obligations' shall mean all present and future obligations
                ----------------
              and Indebtedness of the Company and its Subsidiaries owing to the Bank under this Agreement, the U.K. Credit Agreement or any other Bank Agreement, including, without limitation, the obligations to pay the Indebtedness from time to time evidenced by the Revolving Credit Note, the Term Note, the obligations under the U.K. Credit Agreement and obligations to pay interest, commitment fees, balance deficiency fees, charges, expenses and indemnification from time to time owed under any Bank Agreement."

          (c) The definition of "Consolidated EBITDA" is hereby deleted in its entirety and a new definition substituted therefor as follows:

                   "'Consolidated EBITDA' shall mean for any period the sum of
                     -------------------
              (a) Consolidated Net Income plus (b) all amounts deducted in
                                          ----
              computing Consolidated Net Income in respect of (i) interest expense on Indebtedness, (ii) taxes based on or measured by income, and (iii) depreciation and amortization expense, in each case for the period under review; provided, however, that (A) in
                                                -----------------
              calculating EBITDA of the Borrowers for periods that include results through the fiscal quarter ending in December, 1996, the following assumed amounts shall be used in place of actual amounts:

              Quarter Ending              Assumed EBITDA (000s)
              --------------              ---------------------
              September, 1996                   $1,226
              December, 1996                    $1,998

              and (B) in calculating EBITDA for the U.K. Subsidiary for periods that include results through the fiscal quarter ending in September, 1997, $260,000 per quarter shall be used in place of actual amounts.

          (d) The definition of "Consolidated Operating Cash Flow" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Consolidated Operating Cash Flow' shall mean (a) Consolidated
                 --------------------------------
               EBITDA less (b) the sum of (i) Capital Expenditures plus (ii) consolidated cash payments for taxes for the applicable period;

               provided, however, in calculating Consolidated Operating Cash
               --------  -------
               Flow for any period including any fiscal quarter ending on or before October 3, 1998, there shall not be deducted as a Capital Expenditure amounts expended for certain computer equipment under the Master Lease described in Schedule 5.13(a) up to an aggregate
                                             ----------------
               of $500,000."

          (e) The definition of "Consolidated Total Debt Service" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Consolidated Total Debt Service'shall mean for any period the
                 -------------------------------
               sum of (a) interest expense for such period, plus (b) principal
                                                            ----
               payments on Indebtedness required to be made during such period;

               provided, however, that with respect to periods prior to the
               -----------------
               Closing, Consolidated Total Debt Service shall be calculated on the assumption that (i) there were principal payments in the third and fourth quarter of fiscal 1996 of $250,000 and $500,000, respectively, and principal payments in the third and fourth quarter of fiscal 1997 of $250,000 and $500,000, respectively,
               (ii) interest on the amount of indebtedness paid down at Closing (less cash balances of $2,699,790 on hand at Closing) accrued at a rate equal to 8.06% and (iii) interest expense for Daxbourne and its Subsidiaries for periods prior to September 30, 1997 is assumed to be $83,000 per quarter."

          (f) New definitions of "Daxbourne", "Daxbourne Acquisition", "Daxbourne Acquisition Documents", and "Daxbourne Disclosure Letter" shall be added in alphabetical order, as follows:

               "'Daxbourne' shall mean Daxbourne Limited (Registered No.
                 ---------
               1320298), a private company limited by shares formed under the laws of England and Wales ("Daxbourne Limited"), together with its wholly-owned Subsidiaries, including Postinstant Limited (Registered No. 1559076), a private company limited by shares formed under the laws of England and Wales ("Postinstant"), and M.C. Hairways Limited (Registered No. 2758010), a private company limited by shares formed under the laws of England and Wales ("M.C. Hairways")."

               "'Daxbourne Acquisition' shall mean the acquisition by SC (UK) of
                 ---------------------
               all of the assets of Daxbourne pursuant to the Daxbourne Acquisition Documents."

               "'Daxbourne Acquisition Documents' shall mean (a) the asset
                 -------------------------------
               purchase agreement dated as of October 3, 1997 by and among SC
               (UK), Daxbourne Limited, Postinstant and M.C. Hairways (the "Daxbourne Asset Purchase Agreement"), (b) the Daxbourne Disclosure Letter, and (c) all related documents and instruments."

               "'Daxbourne Disclosure Letter' shall mean that certain Disclosure
                 ---------------------------
               Letter dated October 3, 1997, from Curry Ch Hausmann Popeck, solicitors for Daxbourne, addressed to [Dibb Lupton Alsop, solicitors acting for the Borrower in connection with the Daxbourne Acquisition], together with the Schedules thereto and the documents comprised in the Agreed Bundle referred to therein."

          (g) The definition of "Maximum Revolving Credit Amount" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Maximum Revolving Credit Amount' shall mean as of any date of
                 -------------------------------
               determination $6,000,000 less any U.K. Credit Reserve established from time to time; provided that if the obligation of the Bank to make further Revolving Credit Advances is terminated upon the occurrence of an Event of Default, the Maximum Revolving Credit Amount as of any date of determination thereafter shall be deemed to be $0."

          (h) The definition of "1996 Financial Statements" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'1996 Financial Statements' shall mean (a) the Consolidated
                 -------------------------
               Balance Sheet of the Company and its Subsidiaries as of December 28, 1996 and the related Consolidated Statements of Operations, Stockholders' Equity (Deficit) and Cash Flows for the year then ended and notes to such financial statements, audited by Deloitte & Touche LLP and (b) the balance sheets of Daxbourne and each of its Subsidiaries, as of April 30, 1997 and the related statements of operations for each of them for the year then ended and notes to such financial statements, audited by F.L.R. Linington FAPA, ATII."

          (i) The definition of "Pledge Agreements" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Pledge Agreements' shall mean the Pledge Agreement from the
                 -----------------
               Company to the Bank of even date herewith substantially in the form of Exhibit D-1 hereto, as amended or supplemented from time
                       -----------
               to time, and the Pledge Agreement from SC Corporation to the Bank of even date herewith substantially in the form of Exhibit D-2
                                                                  -----------
               hereto, as amended or supplemented from time to time."

          (j) The definition of "Revolving Credit Termination Date" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Revolving Credit Termination Date' shall mean October 3, 2001."
                 ---------------------------------

          (k) The definition of "SC Publishing Disposition" is hereby amended by deleting the clause "March 12, 1998" appearing in the last two lines thereof and substituting therefor the following:

               "June 30, 1998"

          (l) A new definition of "SC (UK)" shall be added in alphabetical order, as follows:

               "'SC (UK)' shall mean Daxbourne International Limited,
                 -------
               (Registered No. 3369640), a private company limited by shares formed under the laws of England and Wales."

          (m) The definition of "Security Agreements" is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Security Agreements' shall mean (a) the Security Agreement from
                 -------------------
               the Borrowers to the Bank of even date herewith substantially in the form of Exhibit C hereto, as amended or supplemented from
                           ---------
               time to time, (b) the Assignment of Trademarks and Service Marks (U.S.) from the Borrowers to the Bank of even date herewith substantially in the form of Exhibit E hereto, as amended or
                                            ---------
               supplemented from time to time, (c) the Assignment of Keyman Life Insurance Policies from the Borrowers to the Bank of even date herewith substantially in the form of Exhibit F hereto, as
                                                     ---------
               amended or supplemented from time to time, and (d) the Pledge Agreements, as amended or supplemented from time to time."

          (n) The definition of "Term Loan Maturity Date"is hereby deleted in its entirety and a new definition substituted therefor as follows:

               "'Term Loan Maturity Date' shall mean October 3, 2001."
                 -----------------------

          (o) A new definition of "U.K. Credit Agreement" shall be added in alphabetical order, as follows:

               "'U.K. Credit Agreement' shall mean the Credit Agreement, dated
                 ---------------------
               as of October 3, 1997, by and among SC (UK), the Company, SC Direct, SC Publishing and the Bank."

          (p) A new definition of "U.K. Subsidiary" shall be added in alphabetical order, as follows:

               "'U.K. Subsidiary' shall mean SC (UK) and any of its future
                 ---------------
               wholly-owned Subsidiaries."


     Section 3.     Revised Revolving Credit Note.  The Bank and the Borrowers
                    -----------------------------
hereby agree that the Borrowers shall execute and deliver to the Bank the Revolving Credit Note in the form of Exhibit A hereto to evidence the Revolving
                                     ---------
Credit Advances, which note, from and after the date hereof, shall be deemed to be the Revolving Credit Note under the Credit Agreement. Accrued interest on the Borrowers' Revolving Credit Note dated March 12, 1997 through the date hereof shall be paid on October 3, 1997. Promptly following the execution and delivery hereof, the Bank shall return to the Borrowers the Revolving Credit Note dated March 12, 1997, marked paid in full and cancelled.


     Section 4.     Revised Term Note.  The Bank and the Borrowers hereby agree
                    -----------------
that the Borrowers shall execute and deliver to the Bank the Term Note in the form of Exhibit B hereto to evidence the Term Loan, which note, from and after
        ---------
the date hereof, shall be deemed to be the Term Note under the Credit Agreement. Accrued interest on the Borrowers' Term Note dated March 12, 1997 through the date hereof shall be paid on October 3, 1997. Promptly following the execution and delivery hereof, the Bank shall return to the Borrowers the Term Note dated March 12, 1997, marked paid in full and cancelled.


     Section 5.     Amendment of Article 2.
                    ----------------------

          (a) Article 2 of the Credit Agreement is hereby amended by deleting the third sentence of Section 2.4(a) in its entirety and substituting therefor the following:

               "The principal amount of the Term Loan will be repaid in quarterly installments, payable on the first day of each quarter (i.e., April, July, October and January), as follows:

               Quarterly Payment Date     Amount

               January 1, 1998            $ 250,000
               July 1, 1998-2000          $ 250,000
               October 1, 1998-2000       $ 500,000
               January 1, 1999-2001       $ 500,000
               July 1, 2001               $ 500,000
               Term Loan Maturity Date    $ 500,000

          (b) Article 2 of the Credit Agreement is hereby amended by adding
     Section 2.12 as follows:

               "Section 2.12.  Guaranty of SC (UK).
                               -------------------

               (a) SC (UK) hereby unconditionally guaranties to the Bank the prompt payment and performance of (a) all liabilities and obligations and Indebtedness, direct and indirect, matured and unmatured, primary or secondary, certain or contingent, of the Borrowers to the Bank (including without limitation, costs and expenses incurred by the Bank in attempting to collect or enforce any of the foregoing), accrued in each case to the date of payment, and (b) the performance of all other agreements, covenants and conditions of the Borrowers with respect thereto set forth in this Agreement and all other Bank Agreements. The responsibilities and obligations of the Borrowers to the Bank described in the preceding sentence are hereinafter referred to collectively as the 'Guaranteed U.S. Obligations'. The guaranty pursuant to this Section 2.12 is an absolute, unconditional and continuing joint and several guarantee of the full and punctual performance by the Borrowers of the Guaranteed U.S. Obligations and not of collectability of the Guaranteed U.S. Obligations, and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Guaranteed U.S. Obligations from the Borrowers or resort to any security or other means of obtaining payment of any of the Guaranteed U.S. Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any default by the Borrowers in the full and punctual payment and performance of the Guaranteed U.S. Obligations, the liabilities and obligations of SC (UK) hereunder shall, at the option of the Bank, become forthwith due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by SC (UK). Payments by SC (UK) under this Section 2.12 may be required by the Bank on any number of occasions.

               (b) Additionally,SC (UK) unconditionally and irrevocably guaranties the payment of any and all of its Guaranteed U.S. Obligations to the Bank whether or not then due or payable by the Borrowers upon the occurrence in respect of the Borrowers of any of the events specified in Section 10.1(f), and unconditionally and irrevocably promises to pay upon the occurrence and during the continuance of any such Event of Default such Guaranteed U.S. Obligations to the Bank on demand, in lawful money of the United States.

               (c) The obligations of SC (UK) hereunder are independent of the obligations of the Borrowers, and a separate action or actions may be brought and prosecuted against SC (UK) whether or not action is brought against the Borrowers and whether or not the Borrowers be joined in any such action or actions. SC (UK) waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrowers or other circumstance which operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to SC (UK).

               (d) SC (UK) authorizes the Bank without notice, demand or consent (except as shall be required under the Bank Agreements or as required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                    (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Bank Obligations of the Borrowers (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty made in this Section 2.12 shall apply to such Bank Obligations of the Borrowers as so changed, extended, renewed or altered;

                    (ii) take and hold security for the payment of the Bank Obligations of the Borrowers and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, such Bank Obligations of the Borrowers or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                    (iii) exercise or refrain from exercising any rights against the Borrowers or others or otherwise act or refrain from acting;

                    (iv) release or substitute any one or more endorsers, guarantors, the Borrowers or other obligors;

                    (v) settle or compromise any of the Bank Obligations of the Borrowers, any security therefor or any liability (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrowers to its creditors other than the Bank;

                    (vi) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Bank regardless of what liability or liabilities of the Company or its Subsidiaries remain unpaid;

                    (vii) consent to waive any breach of, or any act, omission or default under, these guaranties in this Section 2.12 or any of the Bank Agreements, or otherwise amend, modify or supplement these guaranties in this Section 2.12 or any of the Bank Agreements; and/or

                    (viii) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the U.K. Subsidiary from its liabilities under this Section 2.12.

               (e) SC (UK) waives any right (except as shall be required by applicable statute and cannot be waived) to require the Bank (i) to proceed against the Borrowers, (ii) to proceed against or exhaust any security held from the Borrowers, (iii) to pursue any other remedy in the Bank's power whatsoever. SC (UK) waives any defense based on or arising out of any defense of the Borrowers other than payment in full of the Bank Obligations. The Bank may, at its election, foreclose on any security held by the Bank by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Bank may have against the Borrowers, without affecting or impairing in any way the liability of SC (UK) hereunder except to the extent the Bank Obligations of the Borrowers have been paid.

               (f) SC (UK) waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of these guaranties in this Section 2.12, and notices of the existence, creation or incurring of new or additional Bank Obligations of the Company or its Subsidiaries. SC (UK) assumes all responsibility for being and keeping itself informed of the Borrowers' financial conditions and assets, and of all other circumstances bearing upon the risk of nonpayment of the Bank Obligations and the nature, scope and extent of the risks which SC (UK) assumes and incurs hereunder, and agree that the Bank shall have no duty to advise SC (UK) of information known to them regarding such circumstances or risks."


          (c)  Article 2 of the Credit Agreement is hereby amended by adding
     Section 2.13 as follows:

               "Section 2.13.  Guaranty of U.K. Credit Agreement.
                               ---------------------------------

               (a) The Borrowers hereby unconditionally guaranty to the Bank the prompt payment and performance of (a) all liabilities and obligations and Indebtedness, direct and indirect, matured and unmatured, primary or secondary, certain or contingent, of the U.K. Subsidiary to the Bank (including without limitation, costs and expenses incurred by the Bank in attempting to collect or enforce any of the foregoing), accrued in each case to the date of payment, and (b) the performance of all other agreements, covenants and conditions of the U.K. Subsidiary with respect thereto set forth in the U.K. Credit Agreement and all other Bank Agreements. The responsibilities and obligations of the U.K. Subsidiary to the Bank described in the preceding sentence are hereinafter referred to collectively as the 'Guaranteed U.K. Obligations'. The guaranty pursuant to this Section 2.13 is an absolute, unconditional and continuing joint and several guarantee of the full and punctual performance by the U.K. Subsidiary of the Guaranteed U.K. Obligations and not of collectability of the

               Guaranteed U.K. Obligations, and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Guaranteed U.K. Obligations from the U.K. Subsidiary or resort to any security or other means of obtaining payment of any of the Guaranteed U.K. Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever. Upon any default by the U.K. Subsidiary in the full and punctual payment and performance of the Guaranteed U.K. Obligations, the liabilities and obligations of the Borrowers hereunder shall, at the option of the Bank, become forthwith due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Borrowers. Payments by the Borrowers under this Section 2.13 may be required by the Bank on any number of occasions.

               (b) Additionally, the Borrowers unconditionally and irrevocably guaranty the payment of any and all of its Guaranteed U.K. Obligations to the Bank whether or not then due or payable by the U.K. Subsidiary upon the occurrence in respect of the U.K. Subsidiary of any of the events specified in Section 10.1(f), and unconditionally and irrevocably promise to pay upon the occurrence and during the continuance of any such Event of Default such Guaranteed U.K. Obligations to the Bank on demand, in lawful money of the United States.

               (c) The obligations of the Borrowers hereunder are independent of the obligations of the U.K. Subsidiary, and a separate action or actions may be brought and prosecuted against the Borrowers whether or not action is brought against the U.K. Subsidiary and whether or not the U.K. Subsidiary is joined in any such action or actions. The Borrowers waive, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the U.K. Subsidiary or other circumstance which operates to toll any statute of limitations as to the U.K. Subsidiary shall operate to toll the statute of limitations as to the Borrowers.

               (d) The Borrowers authorize the Bank without notice, demand or consent (except as shall be required under the Bank Agreements or as required by applicable statute and cannot be waived), and without affecting or impairing their liability hereunder, from time to time to:

                    (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Bank Obligations of the U.K. Subsidiary (including any increase or decrease in the rate of interest thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty made in this Section 2.13 shall apply to such Bank Obligations of the U.K. Subsidiary as so changed, extended, renewed or altered;

                    (ii) take and hold security for the payment of the Bank Obligations of the U.K. Subsidiary and sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, such Bank Obligations of the U.K. Subsidiary or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                    (iii) exercise or refrain from exercising any rights against the U.K. Subsidiary or others or otherwise act or refrain from acting;

                    (iv) release or substitute any one or more endorsers, guarantors, the U.K. Subsidiary or other obligors;

                    (v) settle or compromise any of the Bank Obligations of the U.K. Subsidiary, any security therefor or any liability (including those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the U.K. Subsidiary to its creditors other than the Bank;

                    (vi) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the U.K. Subsidiary to the Bank regardless of what liability or liabilities of the Company or its Subsidiaries remain unpaid;

                    (vii) consent to waive any breach of, or any act, omission or default under, these guaranties in this Section 2.13 or any of the Bank Agreements, or otherwise amend, modify or supplement these guaranties in this Section 2.13 or any of the Bank Agreements; and/or

                    (viii) take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Borrowers from their liabilities under this Section 2.13.

               (e) The Borrowers waive any right (except as shall be required by applicable statute and cannot be waived) to require the Bank (i) to proceed against the U.K. Subsidiary, (ii) to proceed against or exhaust any security held from the U.K. Subsidiary, (iii) to pursue any other remedy in the Bank's power whatsoever. The Borrowers waive any defense based on or arising out of any defense of the U.K. Subsidiary other than payment in full of the Bank Obligations. The Bank may, at its election, foreclose on any security held by the Bank by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Bank may have against the U.K. Subsidiary, without affecting or impairing in any way the liability of the Borrowers hereunder except to the extent the Bank Obligations of the U.K. Subsidiary have been paid.

               (f) The Borrowers waive all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of these guaranties in this
               Section 2.13, and notices of the existence, creation or incurring of new or additional Bank Obligations of the Company or its Subsidiaries. The Borrowers assume all responsibility for being and keeping themselves informed of the U.K. Subsidiary's financial conditions and assets, and of all other circumstances bearing upon the risk of nonpayment of the Bank Obligations and the nature, scope and extent of the risks which the Borrowers assume and incur hereunder, and agree that the Bank shall have no duty to advise the Borrowers of information known to them regarding such circumstances or risks.

               (g) Upon the occurrence of a material adverse change (i) to the projected or actual financial performance of SC (UK), (ii) in the title to the Collateral of SC (UK), or (iii) in the Bank's security interest in the Collateral of SC (UK), the Bank, in its sole judgment and upon at least 10 days notice to the Company, may require the Borrowers to immediately establish and maintain, until the Bank in its sole judgment determines such material adverse change is eliminated, a special reserve (the "U.K. Credit Reserve") equal to all obligations and Indebtedness from time to time owed by SC (UK) under the U.K. Credit Agreement. "


     Section 6. Amendment of Payment and Repayment.  Article 4 of the Credit
                ----------------------------------
Agreement is hereby amended by deleting Section 4.1(d) in its entirety and substituting therefor the following:

               "The Borrowers shall, on the date of receipt of the Net Cash Proceeds by any Borrower or any of their Subsidiaries, except for Net Cash Proceeds received by any U.K. Subsidiary to which the provisions of Section 4.1(d) of the U.K. Credit Agreement apply, from (i) the sale, lease, transfer or other disposition of any assets of any Borrower or any of their Subsidiaries (other than Net Cash Proceeds from a transaction permitted under Section 9.5), (ii) the incurrence or issuance by any Borrower or any of their Subsidiaries of any Indebtedness for borrowed money, except for Bank Obligations, (iii) the sale or issuance by any Borrower or any or their Subsidiaries of any capital stock or other ownership or profit interest or any warrants, options or rights to acquire capital stock or other ownership or profits interest (other than net Cash Proceeds from any such sale or issuance which described as one of its purposes undertaking acquisitions if such Net Cash Proceeds are used to finance any transaction permitted under Section 9.7 within ninety (90) days of the receipt thereof by such Borrower or Subsidiary), prepay an aggregate principal amount of the Term Loan equal to the amount of such Net Cash Proceeds. Partial prepayments of the Term Loan under this Section 4.1(d) shall be applied to the scheduled principal payments in inverse order of maturity and shall be applied first to portions of the Term Loan which are outstanding as Base Rate Loans."


     Section 7. Representations and Warranties.
                ------------------------------

          (a) Article 5 of the Credit Agreement is hereby amended by deleting
     Section 5.4 in its entirety and substituting therefor the following:

               "Section 5.4  Subsidiaries.  Neither the Borrowers nor SC (UK)
                             ------------
               have any Subsidiaries except for those listed in Schedule 5.4.
                                                                ------------
               All of the issued and outstanding capital stock of each Subsidiary listed on Schedule 5.4 is owned of record and
                                    ------------
               beneficially by the Company or SC Direct as set forth on Schedule
                                                                        --------
               5.4.  The Company does not have any assets except capital stock
               ---
               of its Subsidiaries.

          (b) Schedule 5.4 to the Credit Agreement is hereby deleted in its
              ------------
     entirety and the new Schedule 5.4 attached hereto is substituted therefor.
                          ------------

          (c) Schedule 5.9 to the Credit Agreement is hereby deleted in its
              ------------
     entirety and the new Schedule 5.9 attached hereto is substituted therefor.
                          ------------

          (d) Schedule 5.11 to the Credit Agreement is hereby deleted in its
              -------------
     entirety and the new Schedule 5.11 attached hereto is substituted therefor.
                          -------------

          (e) Section 5.12 of the Credit Agreement is hereby amended by adding the following at the end of the first sentence thereof:

               ", except as described on Schedule 5.12."
                                         -------------

          (f) Schedule 5.13(a) to the Credit Agreement is hereby deleted in its
              ----------------
     entirety and the new Schedule 5.13(a) attached hereto is substituted
                          ----------------
     therefor.

          (g) Schedule 5.13(b) to the Credit Agreement is hereby deleted in its
              ----------------
     entirety and the new Schedule 5.13(b) attached hereto is substituted
                          ----------------
     therefor.

          (h) Schedule 5.16 to the Credit Agreement is hereby deleted in its
              -------------
     entirety and the new Schedule 5.16 attached hereto is substituted therefor.
                          -------------

          (i) Article 5 of the Credit Agreement is hereby further amended by adding the following new Section 5.21 at the end thereof:

               "Section 5.21.  Confirmation of Representations and Warranties.
                               ----------------------------------------------
               The Borrowers and Guarantors hereby confirm and restate to the Bank as if set forth herein in full the representations and warranties set forth in Article 5 of the U.K. Credit Agreement."

          (j) Article 5 of the Credit Agreement is hereby further amended by adding the following new Section 5.22 at the end thereof:

               "Section 5.22.  Operation of Business on Consolidated Basis. The
                               -------------------------------------------
               Company and its Subsidiaries conduct a substantial portion of their business on a consolidated basis, including, but not limited to, shared management, accounting, marketing and operations. Any credit obtained by the Company or any Subsidiary benefits the Company and all Subsidiaries on a consolidated basis."

          (k) Article 5 of the Credit Agreement is hereby further amended by adding the following new Section 5.23 at the end thereof:

               "Section 5.23.  Daxbourne Acquisition.  Simultaneously with the
                               ---------------------
               execution and delivery of the First Amendment to Credit Agreement dated October 3, 1997, the Daxbourne Acquisition shall be consummated in accordance with the terms of the Daxbourne Acquisition Documents. The Company has provided the Bank with true, correct and complete copies of the Daxbourne Acquisition Documents and such documents have not been modified, amended or supplemented and are in full force and effect."


     Section 8. Amendment of Reports and Information.
                ------------------------------------

          (a) Exhibit I to the Credit Agreement is hereby deleted in its
              ---------
     entirety and the new Exhibit I attached hereto is substituted therefor.
                          ---------

          (b) Article 6 of the Credit Agreement is hereby amended by adding
     Section 6.11 as follows:

               "Section 6.11.  Notice of Notice under Daxbourne Acquisition
                               --------------------------------------------
               Documents.  As soon as possible, and in any event within five (5)
               ---------
               Business Days after the Company or any Subsidiary gives or receives any notice under the Daxbourne Acquisition Documents, the Company shall furnish to the Bank a copy of such notice and a statement of its chief executive officer or chief financial officer setting forth the action which the Company or any Subsidiary has taken or proposes to take with respect thereto.

     Section 9. Amendment of Covenants.
                ----------------------

          (a) Section 7.1 of the Credit Agreement is hereby amended by deleting the clause "to be greater than" appearing in the third line thereof and deleting subsections (a) and (b) in their entirety and substituting therefor the following:

               "(the "Consolidated Leverage Ratio") to be greater than (a) 3.00-to-1.00 on June 28, 1997 (the first date such ratio is to be tested) and at any time thereafter but prior to October 3, 1998,
               (b) 2.50-to-1.00 at October 3, 1998 and at any time thereafter but prior to January 2, 1999."

          (b) Section 7.3 of the Credit Agreement is hereby amended by deleting the amount "$3,000,000" appearing in the last line thereof and substituting therefor "$3,800,000."

          (c)  Schedule 8.4 to the Credit Agreement is hereby deleted in its
               ------------
     entirety and the new Schedule 8.4 attached hereto is substituted therefor.
                          ------------

          (d) Section 9.1 of the Credit Agreement is hereby amended by adding a new clause (f) as follows:

               "(f)  Indebtedness under the U.K. Credit Agreement to the Bank."

          (e) Section 9.2 of the Credit Agreement is hereby amended by adding a new clause (g) as follows:

               "(g) Liens, pledges or guarantees in favor of the Bank securing obligations under the U.K. Credit Agreement."

          (f) Section 9.6 of the Credit Agreement is hereby amended by adding the following clause at the end thereof:

               "and except for guaranties in favor of the Bank under Sections
               2.12 and 2.13 hereof and under the U.K. Credit Agreement."

          (g) Section 9.7 of the Credit Agreement is hereby amended by deleting the "and" preceding clause (c) thereof, inserting a comma in its place and adding the following clause (d) at the end thereof:

               "and (d) SC (UK) may acquire all of the assets of Daxbourne, provided that immediately after and giving effect thereto, no event shall occur and be continuing which constitutes a Default

               (including under Section 8.1 and including under Article 7, assuming that the financial restrictions set forth in Article 7 are applied immediately after and giving effect to such acquisition) and provided further that SC (UK) becomes a guarantor of the Bank Obligations under this Agreement."


     Section 10.    Amendment of Events of Default.
                    ------------------------------

          (a) Section 10.1(g) of the Credit Agreement is hereby amended by deleting the clause $100,000 appearing in the second line thereof and substituting therefor the following:

               "$200,000"

          (b) Section 10.1 of the Credit Agreement is hereby amended by deleting clause (i) thereof in its entirety and substituting therefor the following:

               "(i) Any 'Event of Default' under the U.K. Credit Agreement or any other Bank Agreement shall have occurred."


     Section 11.    Amendment of Notices.  Section 13.2(a) of the Credit
                    --------------------
Agreement is hereby amended by deleting the clause "Margaret Ronan Stack, Vice President" appearing in the second line thereof and substituting therefor the following:

               "Andrew D. Stickney, Assistant Vice President"


     Section 12.    Effectiveness; Conditions to Effectiveness.  This First
                    ------------------------------------------
Amendment to Credit Agreement shall become effective as of October 3, 1997 upon execution hereof by the Borrowers, the U.K. Subsidiary and the Bank and satisfaction of the following conditions:

          (a) Revolving Credit Note.  The Borrowers shall have delivered to the
              ---------------------
     Bank an Amended and Restated Revolving Credit Note in the form of Exhibit A
                                                                       ---------
     hereto.

          (b) Term Note.  The Borrowers shall have delivered to the Bank an
              ---------
     Amended and Restated Term Note in the form of Exhibit B hereto.
                                                   ---------

          (c) Security Documents.  SC Direct and SC Publishing shall have
              ------------------
     delivered to the Bank an amendment to the Security Agreement, dated as of March 12, 1997, in the form of Exhibit C hereto.
                                    ---------

          (d) Officers' Certificate.  The Borrowers shall have delivered to the
              ---------------------
     Bank an Officers' Certificate in the form of Exhibit D hereto.
                                                  ---------

          (e) Opinion of Counsel.  The Borrowers shall have delivered to the
              ------------------
     Bank an opinion of Bingham Dana LLP, counsel to the Borrowers, in form and substance satisfactory to the Bank.

          (f) Pledge Agreement.  The Company shall have delivered to the Bank an
              ----------------
     amendment to the Stock Pledge Agreement, dated as of March 12, 1997, in the form of Exhibit E hereto.
             ---------

          (f) Pledge Agreement.  SC Direct shall have delivered to the Bank an
              ----------------
     amendment to the Stock Pledge Agreement, dated as of March 12, 1997, in the form of Exhibit F hereto.
             ---------

          (g) U.K. Credit Agreement.  The Borrowers and SC (UK) shall have
              ---------------------
     simultaneously entered into the U.K. Credit Agreement with the Bank.

          (h) Daxbourne Acquisition.  All conditions precedent to the
              ---------------------
     consummation of the Daxbourne Acquisition, except for payment of the purchase price, shall have been satisfied without waiver.


     Section 13.    Representations and Warranties; No Default.  The Borrowers
                    ------------------------------------------
hereby confirm to the Bank the representations and warranties of the Borrowers set forth in Article 5 of the Credit Agreement (as amended hereby) as of the date hereof, as if set forth herein in full. The Borrowers hereby certify that no Default exists under the Credit Agreement.


     Section 14.    Miscellaneous.  The Borrowers agree to pay on demand all the
                    -------------
Bank's reasonable expenses in preparing, executing and delivering this First Amendment to Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Bank's special counsel, Goodwin, Procter & Hoar LLP. This First Amendment to Credit Agreement shall be a Bank Agreement and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the Borrowers, SC (UK) and the Bank have caused this First Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                    SPECIALTY CATALOG CORP.


                    By:          /s/ Steven L. Bock
                       ---------------------------------------------
                              Name:    Steven L. Bock
                              Title:   CEO


                    SC CORPORATION d/b/a SC DIRECT


                    By:          /s/ Steven L. Bock
                       ---------------------------------------------
                              Name:    Steven L. Bock
                              Title:   CEO


                    SC PUBLISHING, INC.


                    By:          /s/ Steven L. Bock
                       ---------------------------------------------
                              Name:    Steven L. Bock
                              Title:   CEO


                    DAXBOURNE INTERNATIONAL LIMITED


                    By:          /s/ Steven L. Bock
                       ---------------------------------------------
                              Name:    Steven L. Bock
                              Title:   Director


                    BANKBOSTON, N.A.


                    By:          /s/ Kenneth S. Struglia
                       ---------------------------------------------
                              Name:  Kenneth S. Struglia
                              Title: Vice President